UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934.

Filed by the registrant [X]
Filed by Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive proxy Statement
....................................................................
                      DATA MEASUREMENT CORPORATION
....................................................................

Payment of Filing Fee (Check appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A. (Paid by wire transfer.)



                         DATA MEASUREMENT CORPORATION
                              15884 Gaither Drive
                         Gaithersburg, Maryland 20877
                                 (301) 948-2450

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 4, 1995

To the Stockholders of Data Measurement Corporation:

     The 1995 Annual Meeting ("Meeting") of the stockholders of Data Measurement Corporation ("Company"), a Delaware corporation, will be held at the Mayflower Hotel, 1127 Connecticut Avenue, N.W., Washington, D.C. on Thursday, May 4, 1995 at 4:00 o'clock P.M., Eastern Daylight Time, on that day and thereafter as it may from time to time be adjourned, for the following purposes:

     1. To elect eight directors to serve until the next annual meeting of the stockholders and until their successors shall have been duly elected and shall have qualified; and
     2. To transact such other and further business as may properly come before the Meeting and any adjournments or postponements thereof.

     The names of the Board of Directors' nominees to be directors of the Company are set forth in the accompanying Proxy Statement and are incorporated herein by reference.

     The Company's stock transfer books will not be closed for this Meeting, but in lieu thereof, the Board of Directors has fixed the close of business on March 31, 1995 as the record date for the determination of the stockholders entitled to notice of and to vote at this Meeting.

     If you do not expect to be present at the Meeting, please date and sign the enclosed Proxy and return it promptly in the addressed envelope furnished. If you expect to attend the Meeting, you may sign and return the Proxy to facilitate counting or you may vote in person or by Proxy at the Meeting.


                              By Order of the Board of Directors


                              Dominique Gignoux
                              President
Gaithersburg, Maryland
April 3, 1995

 WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, YOUR VOTE IS IMPORTANT. IF YOU ATTEND THE MEETING, YOU MAY SUPERSEDE YOUR EXECUTED PROXY BY INDICATING TO THE SECRETARY YOUR DESIRE TO VOTE IN PERSON.


                        DATA MEASUREMENT CORPORATION
                             15884 Gaither Drive
                        Gaithersburg, Maryland 20877
                               (301) 948-2450

                              PROXY STATEMENT

                   FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 4, 1995

     The enclosed proxy is solicited by the Board of Directors of Data Measurement Corporation ("Company"), a Delaware corporation, for use at the 1995 Annual Meeting ("Meeting") of its stockholders to be held on Thursday, May 4, 1995 and any adjournments or postponements thereof, at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.
     The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Stockholders and this Proxy Statement, will be paid by the Company. Solicitation will be made primarily by mailing this Proxy Statement to all stockholders entitled to vote at the Meeting. Proxies may be solicited by officers of the Company personally, but at no compensation in addition to their regular compensation as officers. The Company may reimburse brokers, banks and others holding shares in their names for third parties, for the cost of forwarding Proxy Statements to an obtaining Proxies from third parties.
     Only stockholders of record ("Stockholders") as of the close of business on March 31, 1995 may vote at the Meeting or at any adjournment or postponement thereof. As of March 31, 1995, there were 1,331,818 shares issued and 1,328,318 shares outstanding of Common Stock of the Company, the only class of securities of the Company entitled to vote at the Meeting. Each Stockholder is entitled to one vote for each share registered in his or her name. Cumulative voting is not permitted.
     This Proxy Statement and Notice of Meeting, the proxy card and the Company's Annual Report, including consolidated financial statements are being mailed to stockholders on or about April 3, 1995.
     Many of our stockholders are unable to attend the Meeting. Therefore, the Company's Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. However, if a stockholder does not return a signed proxy card, his or her shares will not be voted by the Proxies. Stockholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a stockholder returns a signed proxy card and a choice is not specified, the shares represented by that proxy card will be voted "FOR" at the proxy holders' discretion, in order to transact such other business as may properly come before the Meeting, or any adjournments or postponements thereof (including any proposal to adjourn the Meeting) (Proposal No. 2).
     Stockholders of the Company who execute Proxies retain the right to revoke them at any time before they are voted. Any Proxy given by a Stockholder may be revoked (i) by duly executing and delivering a later Proxy prior to the exercise of such Proxy, (ii) by giving notice of revocation in writing to the Secretary of the Company prior to the Meeting, at 15884 Gaither Drive, Gaithersburg, Maryland 20877, or (iii) at the Meeting by attending and voting in person.
     A quorum for the transaction of business at the Meeting consists of holders of a majority of the outstanding shares of the Company's Common Stock present in person or by proxy. In the event that less than a majority of the outstanding shares are present at the Meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the Meeting from time to time without further notice, other than announcement at the Meeting, until a quorum shall be present or represented. Directors receiving a plurality of votes will be elected in the order of the number of votes received. On other matters properly brought before the Meeting or any adjournments thereof, the vote required for approval is a majority of the total number of votes which those present at the Meeting, in person or by proxy, are entitled to cast.
     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K MAY BE OBTAINED BY ANY STOCKHOLDER OF THE COMPANY, WITHOUT CHARGE, BY WRITING TO CORPORATE SECRETARY, DATA MEASUREMENT CORPORATION, 15884 GAITHER DRIVE, GAITHERSBURG, MARYLAND 20877.

                    DIRECTORS AND EXECUTIVE OFFICERS

     The following information is given as of February 28, 1995 and has been furnished to the Company. Nominees for Director are indicated by an asterisk.

Name                    Age             Principal Occupation and
                                        Positions with the Company

J. T. Armfield          48              Mr. Armfield has managed mechanical manufacturing, production, service, and engineering and was elevated in October 1990 to
                                        Vice President for Engineering and Manufacturing.

Sam R. Clatworthy       46              Mr. Clatworthy joined the Company as Treasurer in 1990.  He was formerly Comptroller of Lexico, Inc. a software systems firm, and prior to 1986, with International Telephone and Telegraph.
                                        He received a B.B.A. in accounting from Ohio University.

James F. Collins *      68              Mr. Collins has served as a Director of the Company since 1981.
                                        He is currently President of the Steel Manufacturers Association, a trade association.  Through 1986, he was Executive Vice
                                        President and Treasurer of the American Iron and Steel Institute.
                                        He was formerly U.S. Deputy Assistant Secretary of Commerce
                                        (1962-1967).

Dominique Gignoux *     66              Mr. Gignoux has served as President and Chairman of the Board since 1977.  He is a graduate of Harvard University (M.A.) and the University of Paris (M.S.).  He was founder and President of Columbia Research Corporation (1967-1977), a research and development firm.  He currently also serves as a director of
                                        Optelecom, Inc., a firm that designs optical fiber communication systems.

Marshal Greenblatt *    55              Dr. Greenblatt was elected to the Board of Directors in July 1990.
                                        He founded and was president of Materials Engineering Associates,
                                        Inc. of Lanham, Maryland, and of Buffalo Materials Research, Inc.
                                        of Buffalo, New York until March 1993.  He is a co-founder of two other local companies, Fusion Systems Corporation and Chesapeake
                                        Laser Systems Corporation.  He is currently a private investor and a director of Diamond Properties, Inc.  He holds B.A. and B.S.
                                        degrees from Columbia University and a Ph.D. from Princeton
                                        University.

Gregory A. Harrison *   48              Mr. Harrison has served as a director since 1994.  Since 1985, he has been President of Greg Harrison, P.E. & Associates, a project and safety engineering consulting group. He was a Senior Project
                                        Manager at Tenera, L.P., a nuclear power plant consulting firm from 1983 to 1985 and, prior to that, a Licensing Project Manager with the Nuclear Regulatory Commission.  Mr. Harrison holds B.S.
                                        and M.S. degrees from the University of Maryland and an M.S.
                                        degree from George Washington University and a Ph.D. from
                                        Kentucky-Western.

Ira A. Hunt *           70              Mr. Hunt, Maj. Gen. U.S. Army, (Ret.), has served as a director of the Company since 1981.  He is currently Chairman of Overlook
                                        Communications in Atlanta, Georgia.  Mr. Hunt formerly was Vice
                                        President of Frank E. Basil, Inc. (1981-1991) and President of
                                        Pacific Architects and Engineers, Inc. (1978-1981).  He is a
                                        graduate of the U.S. Military Academy.

Michael A. Norbury      44              Mr. Norbury was elected Vice President of the Company in 1990.
                                        He has been the Manager of Engineering for the Company prior to this appointment since 1987.  He was formerly the Chief Engineer for Weston Controls, a division of Fairchild Weston Systems, Inc.
                                        Mr. Norbury is a graduate of the United States Naval Academy and holds a B.Sc. degree. He is also a graduate of the Naval Nuclear
                                        Power program.

Stephen J. Outhwaite    51              Mr. Outhwaite joined the Company and was elected Vice President in 1986.  He was formerly Product Manager-Gauges with Weston
                                        Controls, a division of Fairchild Weston Systems, Inc., and prior to 1974 was Technical Manager, Daystrom Ltd., Gloucester, England.
                                        He holds a B. Sc. degree from Liverpool University.

Frederick S. Rolandi *  43              Mr. Rolandi joined the Company as Vice President of Finance in
                                        May 1991 and was elected a director in 1992.  He was formerly
                                        Vice President with Comcast Cable Communications and is a
                                        graduate of the Harvard Business School and holds an Industrial
                                        Engineering degree from Stanford University.

John D. Sanders *       56              Mr. Sanders has served as a director of the Company since 1985.
                                        He has served as Chairman and Chief Executive Officer of TechNews,
                                        Inc., since 1988.  He currently serves as a director of
                                        Industrial Training Corporation (a manufacturer of video-based training programs), Daedalus Enterprises, Inc. (an electronics equipment manufacturer), and Information Analysis Incorporated
                                        (a computer systems services firm).  Mr. Sanders holds a Ph.D.
                                        in electrical engineering from Carnegie-Mellon University.

Bonnie K. Wachtel *     39              Ms. Wachtel has served as a director of the Company since June
                                        1993.  Since 1984, she has been Vice President and General Counsel of Wachtel & Co., Inc., an investment banking firm in Washington,
                                        D.C.  From 1980 to 1984, Ms. Wachtel was an associate attorney with the law firm of Weil, Gotshal and Manges in New York City.
                                        She is a director of Information Analysis, Inc., Integral Systems,
                                        Inc., SSE Telecom, Inc. and VSE Corporation.  Ms. Wachtel received her B.A. and M.B.A. degrees from the University of Chicago and a
                                        J.D. from the University of Virginia.


There are no family relationships among any of the directors or executive officers of the Company. A review of Forms 4 and 5 provided to the Company does not indicate any failure to timely file reports required by Section 16(a) of the Securities and Exchange Act of 1934 as amended.

                        COMMITTEES AND BOARD MEETINGS

     The Company has three standing committees of the Board of
Directors: the Stock Option and Executive Compensation committee, the Audit committee, and the Retirement Plan committee. The Company has no nominating committee. The Board of Directors acts as nominating committee for selecting management nominees for election as directors.

     The Stock Option and Executive Compensation committee consists of three outside directors: Messrs. Greenblatt, Harrison and Ms. Wachtel. Its purpose is to make recommendations concerning executive compensation to the Board of Directors. The Committee determines the officers and key employees or the class or group of officers and key employees to be granted options under the various option and warrant plans ("Plans") offered by the Company, and the number of shares subject to each option based on the performance of the employee. No member of such committee is eligible, while a member, to participate in any non-director Plans. The committee has complete authority to interpret the Plans, to prescribe, amend and rescind rules and regulations relating to the Plans, to determine the terms and provisions of the respective option agreements (which need not be identical), and in general to make all determinations necessary or advisable for the administration of the Plans. Such determinations are final. No member of the committee is liable for any action taken in good faith relating to the Plans or any grant made thereunder. The Stock Option and Executive Compensation committee met three times in 1994.

     The Audit committee consists of three directors: Messrs. Gignoux, Greenblatt and Sanders. It was established in September 1987 to make recommendations to the Board of Directors regarding selection of independent auditors and other matters pertaining to the Company's annual audit. The committee met once in 1994.

     The Retirement Plan committee consists of two directors:
Messrs. Gignoux and Sanders. Its purpose is to administer the Company's profit sharing plan and trust. This committee met once in 1994.

                          DIRECTOR'S COMPENSATION

     The Board of Directors met five times in 1994. Each director is compensated on the basis of $500 per calendar quarter and such compensation is included in the "Cash Compensation Table". No director attended less than 75% of the meetings. In addition, during 1994, Ms. Wachtel received a consulting fee in the amount of $2,000. Also in 1994, Mr. Harrison received a grant of options to purchase 5,000 shares of the Company's common stock at an exercise price of $4.00 exercisable until December 31, 1997 pursuant to the Outside Directors' Stock Option Plan. Messrs. Collins, Greenblatt, Hunt and Ms. Wachtel also received 1,000 non-qualified stock options at an exercise price of $5.50 exercisable until December 31, 1997.

                         PRINCIPAL STOCKHOLDERS

     The following table shows as of February 28, 1995, the persons known by the Company to own beneficially more than 5% of its $.01 par value Common Stock, the Company's only class of outstanding voting securities. Each person has the sole voting and investment powers associated with the shares shown as beneficially owned by him.

   Title          Name of               Amount and Nature of     Percent of
  of Class    Beneficial Owner          Beneficial  Ownership    Class<F3>

   Common     Dominique Gignoux             314,434<F1>          18.7%
              15884 Gaither Drive
              Gaithersburg, MD 20877

              Michael A. Besche             140,333<F2>           8.3%

<F1>Includes 15,600 shares owned by Mr. Gignoux's minor son.

<F2>Includes 100,000 shares subject to exercise upon conversion of a
    Convertible Subordinated Debenture owned by Besche Oil Company.

<F3>Includes total outstanding shares (1,328,818) plus shares subject to exercise of presently exercisable options and warrants (184,953) and shares subject to exercise upon conversion of Convertible Subordinated Debentures (170,000), for a total of 1,683,771 shares.

                     SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of February 28, 1995, information with respect to the beneficial ownership by each director and director nominee and by all directors and all officers as a group, of the Company's Common Stock. Nominees for director are indicated by an asterisk.

                     SECURITY OWNERSHIP OF MANAGEMENT
                                Amount and Nature of
Name of Beneficial Owner        Beneficial Ownership       Percent of Class<F2>

James F. Collins *                    4,000<F8>                  0.2%

Dominique Gignoux *                 314,434<F1>                 18.7%

Marshal Greenblatt *                 24,800<F6>                  1.5%

Gregory A. Harrison *                72,749<F10>                 4.3%

Ira A. Hunt *                         7,400<F3>                   .6%

Frederick S. Rolandi *               28,000<F7>                  1.7%

John D. Sanders *                    58,006<F4>                  3.4%

Bonnie K. Wachtel *                  17,950<F9>                  1.1%

All directors and all officers      593,005<F5>                 35.2%
as a group (12 persons)

<F1> Includes 15,600 share (.9 percent) owned by Mr. Gignoux's minor son, 6,334 shares issuable upon the exercise of options which expire December 31, 1997, and 20,000 shares subject to exercise upon conversion of Convertible Subordinated Debentures.

<F2> Includes total outstanding shares (1,328,818) plus shares subject to exercise of presently exercisable options and warrants (184,953) and shares subject to exercise upon conversion of Convertible Subordinated Debentures (170,000), for a total of 1,683,771.

<F3> Includes 4,000 shares issuable upon the exercise of options which expire December 31, 1997.

<F4> Includes 10,000 shares subject to a warrant, 3,750 shares issuable upon the exercise of options which expire December 31, 1997, 200 shares owned by and for the benefit of Mr. Sanders' immediate family, 20,000 shares subject to exercise upon conversion of Convertible Subordinated Debentures, and 10,756 shares held in Mr. Sanders' profit sharing trust.

<F5> Includes 99,500 shares subject to options and warrants.  Includes
     15,800 shares (.9 percent) owned for the benefit of members of directors' immediate families and 55,200 shares subject to exercise upon conversion of Convertible Subordinated Debentures.

<F6> Includes 10,000 shares subject to exercise upon conversion of
     Convertible Subordinated Debentures, 4,000 shares issuable upon the exercise of options which expire December 31, 1997 and 2,600 shares held in Mr. Greenblatt's profit sharing plan.

<F7> Includes 18,000 shares issuable upon the exercise of options which expire December 31, 1997.

<F8> Includes 2,750 shares issuable upon the exercise of options which expire December 31, 1997.

<F9> Includes 2,750 shares issuable upon the exercise of options which expire December 31, 1997 and 5,200 shares subject to exercise of Convertible Subordinated Debentures.

<F10>Includes 1,250 shares issuable upon the exercise of options which expire December 31, 1997.


                        EXECUTIVE COMPENSATION

     The following is furnished for the years 1994, 1993 and 1992 with respect to the aggregate compensation earned for services to the Company in all capacities by the chief executive officer and other executive officers of the Company whose total compensation exceeded $100,000.

                        SUMMARY COMPENSATION TABLE
                                    Annual Compensation    Long Term
Name                                                       Compensation     All Other
and                                           Incentive    Stock            Compen-
Principal                                     Bonus        Options          sation<F2>
Position              Year     Salary($)<F1>  ($)          (#)              ($)

Dominique Gignoux     1994     142,001          8,121        4,000             2,800
President & CEO       1993     142,001
                      1992     133,654

Frederick S. Rolandi  1994     107,121         10,279        4,000             2,202
Vice President & CFO  1993     104,693                       2,000             1,904
                      1992      96,769

Stephen J. Outhwaite  1994     104,120         10,874        2,000             2,082
Senior Vice President 1993     101,693                       1,000             2,034
                      1992      95,194                                         1,904

<F1>Includes Director's fees if applicable.
<F2>These amounts represent Company matching amounts pursuant to the
    401(k) Plan.

                         1994 OPTION GRANTS TABLE
                                                                      Potential Realized Value
                     # Options    % of Total   Exercise  Expiry      at Assumed Appreciation Rate
Name                 Granted      Granted      Price     Date          5%         10%
Dominique Gignoux     4,000        8.6%        $5.38     12/31/97    $3,389      $7,116

Frederick S. Rolandi  4,000        8.6%        $4.75     12/31/97    $3,545      $7,553

Stephen J. Outhwaite  2,000        4.3%        $5.50     12/31/97    $1,734      $3,641

                   1994 AGGREGATED OPTION EXERCISE TABLE

     In 1994 no options were exercised by the individuals named below; however, the number and value of options held at year end is set forth below.

                   1994 AGGREGATED OPTION EXERCISE TABLE
                           Year End Options Held         Value of In-the-Money Options
Name                       Exercisable   Unexercisable   Exercisable   Unexercisable
Dominique Gignoux            6,334         2,666         $11,250       $ -0-

Frederick S. Rolandi        18,000         3,500         $34,250       $1,000

Stephen J. Outhwaite        31,334         1,666         $ 6,750       $ -0-


     The Performance Trend Chart shown below compares the stock price variation of the Company's common stock with the performance of all NASDAQ stocks and with the performance of all non-financial stocks listed on the NASDAQ during the last five years. The analysis assumes that $100 was invested in the Company and in each of the two indices on January 1, 1990. Total return assumes that dividends, if any, were reinvested.


                         DMC STOCK PERFORMANCE

                         TOTAL          NON FINAN
                         NASDAQ         NASDAQ           DMC
BASE                     100.00         100.00           100.00

1990                      84.92          88.03            26.92

1991                     136.28         141.73            19.23

1992                     158.58         154.92            73.08

1993                     180.93         177.61            57.69

1994                     176.92         170.30            73.08


        The Performance Trend Chart compares the stock price variation of the Company's common stock with the performance of all NASDAQ stocks and with the performance of all non-financial stocks listed on the NASDAQ during the last five years. The analysis assumes that $100 was invested in the Company and in each of the two indices on January 1, 1990. Total return assumes that dividends, if any, were reinvested.


     REPORT OF THE STOCK OPTION AND EXECUTIVE COMPENSATION COMMITTEE

     The Stock Option and Executive Compensation Committee is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies including amounts and forms of compensation. In addition, the Committee makes annual recommendations to the Board for the compensation to be paid to the Chief Executive Officer as well as to each executive officer of the Company.

     The objectives of the Company's Executive Compensation program are to provide 1.) levels of compensation that are competitive within the industry and market in which the Company competes, 2.) annual incentive compensation which varies with the financial performance of the Company, and 3.) long term incentive compensation which aligns the interests of management with those of the shareholders.

     Officers' base salaries are reviewed annually by the Committee based on the results achieved by each officer relative to the officer's assigned goals and with regard to competitive salary practices of similar employers. In 1994, the Company's Chief Executive Officer was awarded a stock option in lieu of the increases to base salary that he otherwise would have received in 1993 and 1994.

     Annual incentive compensation is based on targets developed in conjunction with management and approved by the Committee near the beginning of each year. The targets are consistent with financial plans and budgets approved by the Board. For 1994, corporate earnings per share and operating income were the primary measures of performance.

     The Company's primary long term incentive is stock options. The Company currently has two active stock option plans under which shares of the Company's Common Stock are issued and reserved for issuance to officers, key employees, and directors of the Company. The Company believes that these stock option plans create a mutuality of interest between management and shareholders. The Company also believes that such plans help the Company attract and retain qualified directors, officers, managers and key employees. The exercise price per share of each option or warrant under all the plans specified above was not less than the fair market value of a share of the Company's Common Stock on the date of grant. For more information concerning the Company's option plans, see Note 6 to the Consolidated Financial Statements.

     Submitted by the Compensation Committee: Marshal Greenblatt,
Gregory Harrison and Bonnie Wachtel.

                             EXECUTIVE AGREEMENT

     On March 23, 1989, the Company entered into an agreement with Mr. Gignoux to receive severance pay equal to three years of his annual salary payable in equal monthly installments for three years, in the event of his voluntary or involuntary termination as CEO of the Company. Such severance pay shall not be paid in the event Mr. Gignoux has either sold all his stock in the Company or has rejected a valid general cash offer to purchase all his stock in the Company, which is accepted by at least twenty percent of the holders of the Company's outstanding stock and which has a price per share at least equal to book value per share or the latest reported sales price per share of the stock prior to the offer, whichever is greater. No such offer is pending.

                             RETIREMENT BENEFITS

     On February 9, 1988 the Board of Directors authorized the Company's adopting a 401(k) Plan and Trust as its profit sharing plan and trust, effective March 1, 1988. A Retirement Plan Committee, consisting of Messrs. Gignoux and Sanders, was appointed to administer the Plan. The maximum percentage of employee compensation contributions eligible for a matching Company contribution was set at 4% of gross compensation. The Company's matching contribution was set at 62.5%. Of the 62.5% matching contribution paid by the Company, 25.0% is paid in cash and 37.5% is paid in shares of the Company's common stock. The Plan Year is the calendar year. All employees who are U.S. residents are eligible to participate once they (1) have reached 21 years of age, and (2) have worked for the Company at least 12 months, during which they have worked at least 1,000 hours. Each participant is 100% vested with respect to his or her own contribution, and vested as follows with respect to the Company's matching contribution: 0% with less than two years service, 50% on completion of two years service, 75% on completion of three years service, and 100% after completion of four years service.


             RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche has served as auditors for the Company since
1983.   A representative of Deloitte & Touche is expected to be
present at the Meeting and will be available to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

                           STOCKHOLDER PROPOSALS

     Proposals of Stockholders intended for possible action at the 1996 annual meeting must be received by Corporate Secretary, Data Measurement Corporation, 15884 Gaither Drive, Gaithersburg, Maryland 20877 not later than December 15, 1995, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. These proposals must meet shareholder eligibility and other requirements of the Securities and Exchange Act of 1934, as amended.

                              PROPOSAL NO. 1
                          ELECTION OF DIRECTORS

     Nominees for Election as Directors. The Company's Bylaws provide for a Board of Directors which consists of eight members. Directors are to be elected at each annual meeting of stockholders and hold office until the next annual meeting and until their successors have been elected and qualified. The following eight persons have been nominated to serve such a one-year term:

          James F. Collins               Dominique Gignoux
          Marshal Greenblatt             Gregory A. Harrison
          Ira A. Hunt, Jr.               Frederick S. Rolandi
          John D. Sanders                Bonnie K. Wachtel

     The proxy holders named on the Proxy will vote for the election of the eight nominees listed above, unless otherwise instructed on the signed, returned Proxy. These nominees have been selected by the Board of Directors. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE. If you do not wish your shares to be voted for particular nominees, please so indicate in the manner provided on the Proxy. Proxies cannot be voted for more than the eight nominees listed above.

     If any nominee becomes unavailable for any reason, the share represented by Proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. The Board of Directors has no reason to believe that any of the nominees will be unavailable. Each nominee has consented to be named and has indicated his intent to serve if elected.

     There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected as a director.

                              PROPOSAL NO. 2
                           OTHER PROPOSED ACTION

     The Company is not aware of any other business which will come before the Meeting, but if any such matters are properly presented, Proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.


By Order of the Board of Directors



Dominique Gignoux
President

Gaithersburg, Maryland
April 3, 1995


                         DATA MEASUREMENT CORPORATION
                                   PROXY
              Proxy for Annual Meeting of Stockholders May 4,1995. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders of Data Measurement Corporation ("Company") and the accompanying Proxy Statement dated April 3, 1995 and, revoking any proxy heretofore given, hereby constitutes and appoints Dominique Gignoux and Sam Clatworthy and each of them, with full power of substitution, as attorneys and proxies to appear and vote all shares of Common Stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Stockholders of the Company on Tuesday, May 4, 1995 at 4:00 o'clock P.M. Eastern Daylight Time, Mayflower Hotel, Washington D.C. and at any adjournments or postponements thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the Meeting and any adjournments or postponements thereof. All properly executed proxies will be voted as indicated.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2.

        Whether or not you plan to attend this meeting, please sign and return this proxy as promptly as possible in the enclosed post-paid envelope to American Stock Transfer & Trust Company, 40 Wall Street - 46th Floor, New York, New York 10005.

[X] Please mark your votes as in this example.

1. Election of Directors        For [ ]         Withheld [ ]
   Nominees:
        James Collins
        Dominique Gignoux
        Mashal Greenblatt
        Gregory A. Harrison
        Ira A. Hunt, Jr.
        Frederick S. Rolandi
        John D. Sanders
        Bonnie K. Wachtel

   For, except vote withheld from the following nominee(s):

   ________________________________________________________

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournments or postponements thereof.

   For [ ]      Against [ ]     Abstain [ ]

   I/We do ___ or do not ___ expect to attend this Meeting.


SIGNATURE(S) __________________________________  DATE ___________

NOTE : Please date and sign exactly as your name(s) appears. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one trustee, all should sign. All joint owners should sign. Only authorized officers should sign for corporation.